STATEMENT UNDER 37 CFR 3.73(b)

Applicant/Patent Owner: **Keith White**

Application No./Patent No.: **13/510,757** Int'l Filing Date: **November 19, 2010**

Entitled: **ATMOSPHERIC WATER GENERATOR**

AWG International, Inc. a **corporation**
(Name of Assignee) (Type of Assignee, e.g., corporation, partnership, university, government agency, etc.)

states that it is:

1. [X] the assignee of the entire right, title, and interest in;
2. [ ] an assignee of less than the entire right, title and interest in (The extent (by percentage) of its ownership interest is _____%); or
3. [ ] the assignee of an undivided right, title and interest in the entirety of (a complete assignment from one or more of the joint inventors was made)

the patent application/patent identified above by virtue of either:

A. [X] An assignment from the inventor(s) of the patent application/patent identified above. The assignment was recorded in the United States Patent and Trademark Office at Reel _____, Frame _____, or for which a copy thereof is attached.

OR

B. [ ] A chain of title from the inventor(s), of the patent application/patent identified above, to the current assignee as follows:

1. From:_____ To:_____

   The document was recorded in the United States Patent and Trademark Office at Reel _____, Frame _____, or for which a copy thereof is attached.

2. From:_____ To:_____

   The document was recorded in the United States Patent and Trademark Office at Reel _____, Frame _____, or for which a copy thereof is attached.

3. From:_____ To:_____

   The document was recorded in the United States Patent and Trademark Office at Reel _____, Frame _____, or for which a copy thereof is attached.

4. From:_____ To:_____

   The document was recorded in the United States Patent and Trademark Office at Reel _____, Frame _____, or for which a copy thereof is attached.

[ ] Additional documents in the chain of title are listed on a supplemental sheet.

[X] As required by 37 CFR 3.73(b)(1)(i), the documentary evidence of the chain of title from the original owner to the assignee was, or concurrently is being, submitted for recordation pursuant to 37 CFR 3.11.

[NOTE: A separate copy (*i.e.*, a true copy of the original assignment document(s)) must be submitted to Assignment Division in accordance with 37 CFR Part 3, to record the assignment in the records of the USPTO. See MPEP 302.08]

The undersigned (whose title is supplied below) is authorized to act on behalf of the assignee.

[signature] May 18/2012

Signature Date

Keith White **CEO**